EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report of Premier Biomedical, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, William A. Hartman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 17, 2016	By:	/s/ William A. Hartman
	Name:	William A. Hartman
	Its:	Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Premier Biomedical, Inc., and will be retained by Premier Biomedical, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.